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                                 AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                               ARTICLES SUPPLEMENTARY


         AMERICAN CENTURY  QUANTITATIVE EQUITY FUNDS, INC., a Maryland  corporation whose principal Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby  certifies to the State  Department of Assessments and Taxation of Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
increased in some cases and  decreased in some cases the number of shares of capital  stock of certain  series that the  Corporation  has authority to issue in accordance with Section  2-105(c) of the Maryland  General  Corporation
Law (the "Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the  Corporation had the authority to issue Three Billion
(3,000,000,000)  shares of capital stock.  Following the  Reallocation,  the Corporation has the authority to issue
Three Billion (3,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before the  Reallocation  was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the
Corporation  was  authorized  to issue  was  Thirty  Million  Dollars  ($30,000,000).  After  giving  effect to the
Reallocation,  the  aggregate  par value of all  shares of stock that the  Corporation  is  authorized  to issue is
Thirty Million Dollars ($30,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the fourteen (14) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

     Series                                           Number of Shares           Aggregate Par Value
     Global Gold Fund                                           260,000,000                  $ 2,600,000
     Income & Growth Fund                                       480,000,000              $     4,800,000
     Equity Growth Fund                                         470,000,000                  $ 4,700,000
     Utilities Fund                                             110,000,000                  $ 1,100,000
     Disciplined Growth Fund                                    130,000,000                  $ 1,300,000
     Long-Short Equity Fund                                     200,000,000                  $ 2,000,000
     Small Company Fund                                         610,000,000                  $ 6,100,000
     NT Equity Growth Fund                                       50,000,000                   $  500,000
     NT Small Company Fund                                       50,000,000                   $  500,000
     International Core Equity Fund                             190,000,000                  $ 1,900,000
     Equity Growth 130/30 Fund                                  200,000,000                  $ 2,000,000
     Disciplined Growth 130/30 Fund                             200,000,000                  $ 2,000,000
     Core Equity Fund                                            25,000,000                   $  250,000
     Quantitive Equity Fund                                      25,000,000                   $  250,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior  to  the  Reallocation,  the  number  of  shares  allocated  among  the  duly established  classes of shares (each  hereinafter  referred to as a "Class") of the  fourteen  (14) Series of stock and aggregate par value of each class was as follows:



                                                                      Number of Shares         Aggregate
     Series Name                                 Class Name             as Allocated           Par Value
     Global Gold Fund                            Investor                     200,000,000         $2,000,000
                                                 A                             20,000,000            200,000
                                                 Institutional                 10,000,000            100,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
     Income & Growth Fund                        Investor                     300,000,000         $3,000,000
                                                 Institutional                 50,000,000            500,000
                                                 A                            100,000,000          1,000,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
                                                 B                             10,000,000            100,000
     Equity Growth Fund                          Investor                     300,000,000         $3,000,000
                                                 Institutional                 90,000,000            900,000
                                                 A                             50,000,000            500,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
                                                 B                             10,000,000            100,000
     Utilities Fund                              Investor                     100,000,000         $1,000,000
                                                 Advisor                       10,000,000            100,000
     Disciplined Growth Fund                     Investor                      80,000,000           $800,000
                                                 Institutional                 10,000,000            100,000
                                                 A                             10,000,000            100,000
                                                 R                             10,000,000            100,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Long-Short Equity Fund                      Investor                      50,000,000           $500,000
                                                 Institutional                 50,000,000            500,000
                                                 R                             10,000,000            100,000
                                                 A                             70,000,000            700,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Small Company Fund                          Investor                     300,000,000         $3,000,000
                                                 Institutional                150,000,000          1,500,000
                                                 Advisor                      150,000,000          1,500,000
                                                 R                             10,000,000            100,000
     NT Equity Growth Fund                       Institutional                 50,000,000           $500,000
     NT Small Company Fund                       Institutional                 50,000,000           $500,000


                                                                      Number of Shares         Aggregate
     Series Name                                 Class Name             as Allocated           Par Value
     International Core Equity Fund              Investor                     100,000,000         $1,000,000
                                                 Institutional                 50,000,000            500,000
                                                 A                             10,000,000            100,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
     Equity Growth 130/30 Fund                   Investor                      50,000,000           $500,000
                                                 Institutional                 50,000,000            500,000
                                                 R                             10,000,000            100,000
                                                 A                             70,000,000            700,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Disciplined Growth 130/30 Fund              Investor                      50,000,000           $500,000
                                                 Institutional                 50,000,000            500,000
                                                 R                             10,000,000            100,000
                                                 A                             70,000,000            700,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Core Equity Fund                            Investor                      25,000,000           $250,000
     Quantitative Equity Fund                    Investor                      25,000,000           $250,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
allocated Three Billion  (3,000,000,000)  shares of the Three Billion  (3,000,000,000) shares of authorized capital stock of the Corporation among the fourteen (14) Series of stock of the Corporation as follows:

     Series                                           Number of Shares           Aggregate Par Value
     Global Gold Fund                                           260,000,000                  $ 2,600,000
     Income & Growth Fund                                       480,000,000              $     4,800,000
     Equity Growth Fund                                         470,000,000                  $ 4,700,000
     Utilities Fund                                             110,000,000                  $ 1,100,000
     Disciplined Growth Fund                                    130,000,000                  $ 1,300,000
     Long-Short Equity Fund                                     200,000,000                  $ 2,000,000
     Small Company Fund                                         610,000,000                  $ 6,100,000
     NT Equity Growth Fund                                       50,000,000                   $  500,000
     NT Small Company Fund                                       50,000,000                   $  500,000
     International Core Equity Fund                             190,000,000                  $ 1,900,000
     Equity Growth 130/30 Fund                                  200,000,000                  $ 2,000,000
     Disciplined Growth 130/30 Fund                             200,000,000                  $ 2,000,000
     Core Equity Fund                                            25,000,000                   $  250,000
     Quantitive Equity Fund)                                     25,000,000                   $  250,000



         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established
Classes for each Series of the capital stock of the  Corporation  and (b) has allocated  shares  designated to each
Series in Article  EIGHTH  above  among the  Classes of shares.  As a result of the  Reallocation,  the  Classes of shares of the fourteen  (14) Series of stock of the  Corporation  and the number of shares and  aggregate par value of each is as follows:



                                                                      Number of Shares
                                                                        as Allocated           Aggregate
     Series Name                                 Class Name                                    Par Value
     Global Gold Fund                            Investor                     200,000,000         $2,000,000
                                                 A                             20,000,000            200,000
                                                 Institutional                 10,000,000            100,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
     Income & Growth Fund                        Investor                     300,000,000         $3,000,000
                                                 Institutional                 50,000,000            500,000
                                                 A                            100,000,000          1,000,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
                                                 B                             10,000,000            100,000
     Equity Growth Fund                          Investor                     300,000,000         $3,000,000
                                                 Institutional                 90,000,000            900,000
                                                 A                             50,000,000            500,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
                                                 B                             10,000,000            100,000
     Utilities Fund                              Investor                     110,000,000         $1,100,000
     Disciplined Growth Fund                     Investor                      80,000,000           $800,000
                                                 Institutional                 10,000,000            100,000
                                                 A                             10,000,000            100,000
                                                 R                             10,000,000            100,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Long-Short Equity Fund                      Investor                      50,000,000           $500,000
                                                 Institutional                 50,000,000            500,000
                                                 R                             10,000,000            100,000
                                                 A                             70,000,000            700,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Small Company Fund                          Investor                     300,000,000         $3,000,000
                                                 Institutional                150,000,000          1,500,000
                                                 Advisor                      150,000,000          1,500,000
                                                 R                             10,000,000            100,000
     NT Equity Growth Fund                       Institutional                 50,000,000           $500,000
     NT Small Company Fund                       Institutional                 50,000,000           $500,000




                                                                      Number of Shares         Aggregate
     Series Name                                 Class Name             as Allocated           Par Value

     International Core Equity Fund              Investor                     100,000,000         $1,000,000
                                                 Institutional                 50,000,000            500,000
                                                 A                             10,000,000            100,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
                                                 R                             10,000,000            100,000
     Equity Growth 130/30 Fund                   Investor                      50,000,000           $500,000
                                                 Institutional                 50,000,000            500,000
                                                 R                             10,000,000            100,000
                                                 A                             70,000,000            700,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Disciplined Growth 130/30 Fund              Investor                      50,000,000           $500,000
                                                 Institutional                 50,000,000            500,000
                                                 R                             10,000,000            100,000
                                                 A                             70,000,000            700,000
                                                 B                             10,000,000            100,000
                                                 C                             10,000,000            100,000
     Core Equity Fund                            Investor                      25,000,000           $250,000
     Quantitative Equity Fund                    Investor                      25,000,000           $250,000

         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to serialize, classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been  allocated to a Series or Class,  and to fix or alter all terms  thereof,  to the full extent  provided by the
Articles of Incorporation of the Corporation.

         ELEVENTH:  A description of the Series and Classes of shares,  including the  preferences,  conversion and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications,  and terms and conditions for  redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not changed by these
Articles Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing  into Series and
Classes  the  authorized  capital  stock of the  Corporation  and  allocating  shares to each as set forth in these
Articles Supplementary.


         IN  WITNESS  WHEREOF,  AMERICAN  CENTURY  QUANTITATIVE  EQUITY  FUNDS,  INC.  has  caused  these  Articles
Supplementary  to be  signed  and  acknowledged  in its name and on its  behalf  by its  SeniorVice  President  and attested to by its Assistant Secretary on this 27th day of November, 2007.

                                                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
ATTEST:


_/s/ Otis H. Cowan__________                By:_/s/ Charles A. Etherington______
Name:  Otis H. Cowan III                    Name:  Charles A. Etherington
Title:    Assistant Secretary               Title:    Senior Vice President

         THE UNDERSIGNED  Senior Vice President of AMERICAN CENTURY  QUANTITATIVE  EQUITY FUNDS, INC., who executed on behalf of said Corporation the foregoing  Articles  Supplementary  to the Charter,  of which this certificate is made a part,  hereby  acknowledges,  in the name of and on  behalf  of said  Corporation,  the  foregoing  Articles
Supplementary to the Charter to be the corporate act of said  Corporation,  and further certifies that, to the best of his  knowledge,  information  and belief,  the matters and facts set forth  therein with respect to the approval thereof are true in all material respects under the penalties of perjury.


Dated:  November 27, 2007                   _/s/ Charles A. Etherington______
                                            Charles A. Etherington
                                            Senior Vice President

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